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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                     ------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) July 24, 1998
                                                          -------------


              BA Mortgage Securities, Inc. (as depositor under a
    Pooling and Servicing Agreement dated as of July 1, 1998 providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 1998-4)
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             (Exact name of registrant as specified in its charter)



              Delaware                  333-53933            94-324470
   -----------------------------     -------------      ---------------------
   (State or Other Jurisdiction       (Commission)        (I.R.S. Employer
         of Incorporation)            File Number)       Identification No.)



   345 Montgomery Street, Lower Level #2, Unit #8152, San Francisco, CA 94104
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               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (415) 622-3676
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          (Former Name or Former Address, if Changed Since Last Report)





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Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

             (a)    Not applicable

             (b)    Not applicable

             (c)    Exhibits

                    (See attached Exhibit Index.)













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                                   SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       BA MORTGAGE SECURITIES, INC.



                                       By:    /s/  John Isbrandsten
                                           ----------------------------------
                                            Name:    John Isbrandtsen
                                            Title:   Vice President




Dated:  July 24, 1998

















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                                  EXHIBIT INDEX



                                                                                  Sequentially
Exhibit                                                                           Numbered
Numbers                             Description of Exhibit                        Pages
-------                             ----------------------                        ------------


 4.1           Pooling and Servicing Agreement dated as of July 1, 1998 among BA
               Mortgage Securities, Inc., Depositor, Bank of America, FSB,
               Master Servicer and the Bank of New York, Trustee (providing for, inter alia, the issuance of Mortgage Pass Through Certificates, Series 1998-4)



























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